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                                                                   Exhibit 10.14

                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made and entered into as of August 13, 1999, by and among DYNACS ENGINEERING COMPANY, INC., a Florida corporation (the "Corporation"), and those stockholders whose names appear on the signature page to this Agreement (collectively referred to in this Agreement as the "Stockholders" and each as a "Stockholder").

                                    RECITALS

      A. The Corporation and the Stockholders are parties to that certain Contribution and Exchange Agreement, dated as of August 12, 1999 (the "Contribution Agreement"), which agreement provides for, among other things, the issuance by Cerulean FXs, Inc., a Florida corporation ("FX") of shares of its common stock, par value $0.01 per share (the "FX Common Stock") to the Corporation and each of the Stockholders in exchange for the contribution by the Corporation and each of the Stockholders of their limited liability company interests in Cerulean Colorization, L.L.C., a Delaware limited liability company.

      B. Concurrent with the execution and delivery of this Agreement, the Corporation and the Stockholders are entering into that certain Exchange Agreement (the "Exchange Agreement"), which agreement grants to the Stockholders the right to exchange their shares of FX Common Stock for shares of common stock, par value $.001 per share, of the Corporation (the "Common Stock") upon the occurrence of certain events.

      C. In connection with the transactions contemplated by the Contribution Agreement and the Exchange Agreement, the parties to this Agreement have agreed that the Corporation will provide to each of the Stockholders certain registration rights, as set forth in this Agreement. The execution and delivery of this Agreement by each of the parties to this Agreement are conditions precedent to the closing of the Contribution Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of foregoing premises and of the mutual covenants and agreements contained in this Agreement, on the terms and subject to the conditions set forth in this Agreement, the parties to this Agreement agree as follows:

      1. Definitions.

            (a) Definitions. Capitalized terms used in this Agreement and not defined in this Agreement shall have the meanings given those terms in the Exchange Agreement. Otherwise, the following terms have the following meanings, unless the context otherwise requires:

            "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

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            "Existing Stockholders" means Ramen Singh, Peter Likins, Robert
      Skelton, Javier Benavente, Jayant Ramakrishnan, Harry Schubele, Ravi Venugopal and Ramesh Venugopal.

            "Other Holder" shall have the meaning given such term in Section 2 of this Agreement.

            "Person" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, incorporated organization or other entity.

            "Prospective Seller" shall have the meaning given such term in
      Section 4(a) of this Agreement.

            "Registrable Stock" means (a) any and all Securities acquired or to be acquired by any of the Stockholders under and pursuant to the Contribution Agreement and the Exchange Agreement, and any and all Securities issued under this clause (a) acquired by a Stockholder from any other Stockholder; (b) any Securities issued or issuable with respect to the securities described in clause (a) above by reason of a share dividend or share split or similar transaction, or in connection with a combination of shares, recapitalization, merger, consolidation, other reorganization or other transaction, and (c) any other Securities now held or acquired after the date of this Agreement by Persons holding the Securities described in clauses (a) or (b) above. As to any particular Registrable Stock, such securities shall cease to be Registrable Stock when (w) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (x) such securities shall have been sold as permitted by Rule 144 or Rule 144A (or any successor provisions) promulgated under the Securities Act, (y) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act, or (z) such securities are eligible for sale pursuant to Rule 144 promulgated under the Securities Act without limitation as to the amount of securities to be sold.

            The terms "register", "registered" and "registration" each refer to a registration of securities effected by preparing and filing a Registration Statement as to the securities in compliance with the Securities Act, and the subsequent effectiveness of the Registration Statement.

            "Registration Statement" means a registration statement filed by the Corporation with the Commission under the Securities Act (other than a registration statement on Form S-4 or S-8 or any successor or similar forms, or a registration statement on any form filed in connection with an exchange offer or an offering of securities solely to the Company's existing shareholders).

            "Securities" means any equity securities of the Corporation. Any beneficial interests in the Securities are referred to in this Agreement as "shares" of the Securities.


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            "Securities Act" means the Securities Act of 1933, as amended.

            "Securities Registration" means any registration of shares of any Securities of any class of the Corporation, whether for its own account or the account of another, effected pursuant to a Registration Statement.

            (b) Rules of Construction. The following rules of construction shall apply in interpreting this Agreement:

            (i) A Person shall be deemed to be a holder of Registrable Stock when such Person has, or will have on or prior to the date any Securities are registered, an exercisable right to acquire Registrable Stock. Each share of Registrable Stock shall continue to be Registrable Stock in the hands of each subsequent holder of the Registrable Stock; and for purposes of this Agreement, the term "Stockholders" shall be deemed to include each subsequent holder of Registrable Stock, and each of these holders shall have the right to exercise any and all rights granted under this Agreement to the Stockholders.

            (ii) This Agreement has been entered into concurrently with the execution of the Exchange Agreement and the Contribution Agreement, and, unless the context otherwise clearly requires, this Agreement shall be construed in a manner consistent with the provisions of the Exchange Agreement and the Contribution Agreement.

      2. Registration. If the Corporation at any time proposes to register any securities pursuant to a Securities Registration, it shall each time give written notice of the proposed Securities Registration (the "Corporation's Notice"), at its expense, to each of the Stockholders and to all other holders of securities of the Corporation who have the contractual right to include all or any portion of their shares in the registration on a "piggyback" basis (the "Other Holders") at least 15 days prior to the filing of a Registration Statement with respect to the Securities Registration with the Commission. Upon written request of any of the Stockholders (each, a "Stockholder's Notice") or Other Holder (a "Holder's Notice") given within 15 days after receipt of the Corporation's Notice, stating the number of shares of Registrable Stock to be disposed of by the Stockholder delivering the Stockholder's Notice, or the number of shares of Securities to be disposed of by the Other Holder delivering the Holder's Notice, the Corporation shall use its best efforts to cause all shares of Registrable Stock specified in each Stockholder's Notice, or shares of Securities specified in each Holder's Notice, to be registered under the Securities Act so as to permit the sale or other disposition (in accordance with the intended methods as set forth in the Corporation's Notice) of the shares, subject, however, to the limitations set forth in Section 3 of this Agreement; provided, however, that the Corporation shall have the right in its sole and absolute discretion to elect not to file, postpone or withdraw any registration effected pursuant to this Section 2 without obligation to the Stockholders or Other Holders except as provided in this Section 2; and provided, further, that the Stockholders' and Other Holders' rights to include all or any portion of their shares in an underwritten offering shall be subject to the right of the managing underwriters in the offering to exclude such shares as provided in
Section 3 of this Agreement.


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      3. Limitations on Securities Registration

            (a) Underwritten Offerings. If any Securities Registration is for an underwritten offering, only securities of the class and series which are to be included in the underwriting may be included in the registration, the issuance and sale of securities by the Corporation shall have priority as to sales to and by the underwriters in the registration, and the Stockholders hereby agree that they shall withdraw their securities from the registration if and to the extent requested to do so in good faith by the managing underwriters of the offering to facilitate the complete sale of the securities being registered. In connection with an underwritten offering, the Corporation shall not be required to include any Registrable Stock in such offering unless the Stockholders accept the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by the Corporation and execute an underwriting agreement reflecting such terms (provided that such terms are consistent with this Agreement), and then only in such quantity as will not, in the good faith opinion of the managing underwriter, jeopardize the success of the offering by the Corporation.

            (b) Scale-Back Procedures. Whenever the number of shares which may be registered pursuant to Section 2 of this Agreement is limited by the provisions of Section 3(a), above, the Corporation will include in the registration (i) first, the securities the Corporation proposes to sell, and
(ii) second, the securities requested to be sold pro rata among the Stockholders and all Other Holders, allocated on the basis of the number of shares owned by each; provided, that if any Stockholder or Other Holder would thus be entitled to include more shares than the Stockholder or Other Holder requested to be registered, the excess will be allocated to the other Stockholders and Other Holders, until the full amount of shares requested by any Stockholder or Other Holder has been registered for sale. The Corporation shall use its best efforts to cause any other affected holders to withdraw from the registration to the extent necessary to comply with the foregoing priority provisions.

      4. Registration Procedures.

            (a) Obligations of the Corporation. If and whenever the Corporation is required by the provisions of this Agreement to use its best efforts to effect the registration of shares (as used in this Section 4, the "Shares") of Registrable Stock held by any Person (each, a "Prospective Seller") under the Securities Act, the Corporation shall:

            (i) prepare and file with the Commission a Registration Statement with respect to the Shares and use its best efforts to cause the Registration Statement to become and remain effective as provided in this Agreement;

            (ii) prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectuses used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective and current, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Shares covered thereby or 90 days after the effective date of the Registration Statement, and to comply with the provisions of the Securities Act


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      with respect to the sale or other disposition of all Shares covered by the
      Registration Statement

            (iii) furnish to each Prospective Seller the number of copies of each prospectus, including preliminary prospectuses, in conformity with the requirements of the Securities Act, and all other documents, as the Prospective Seller may reasonably request in order to facilitate the public sale or other disposition of the Shares owned by the Prospective Seller;

            (iv) use its best efforts to register or qualify the Shares covered by the Registration Statement under the other securities or blue sky or other applicable laws of the jurisdictions as each Prospective Seller shall reasonably request, to enable each Prospective Seller to consummate the sale or other disposition of the Shares owned by the Prospective Seller;

            (v) furnish to each Prospective Seller a signed counterpart, addressed to the Prospective Seller and his or its underwriters, if any, of

            (A) an opinion of counsel for the Corporation, dated the effective date of the Registration Statement and, if requested, the date of each closing of sales pursuant to the registration, with respect to the effective registration of such Shares; and

            (B) if and to the extent then available under FASB and related pronouncements, a "comfort" letter signed by the independent public accountants who have certified the Corporation's financial statements included in the Registration Statement, similarly dated;

      covering substantially the same matters with respect to the Registration Statement (and the prospectuses included in the Registration Statement) and (in the case of the accountants' letter) with respect to the events subsequent to the date of the financial statements, as are customarily covered (at the time of the registration) in the opinions of issuers' counsel and in accountants' letters delivered to the underwriters in connection with underwritten public offerings of securities;

            (vi) cause all Shares to be listed on each securities exchange on which similar securities issued by the Corporation are then listed;

            (vii) provide a transfer agent and registrar for all Shares not later than the effective date of the Registration Statement;

            (viii) enter into all customary agreements (including an underwriting agreement in customary form) and take all customary actions as the Member Representative may reasonably request in order to expedite or facilitate the disposition of the Shares;

            (ix) use its best efforts to cause the Corporation's officers, directors and employees to supply all information reasonably requested in connection with the registration


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      by any Prospective Seller, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any Prospective Seller or underwriter, including, without limitation, all financial and other records, pertinent corporate documents and properties of the Corporation;

            (x) notify each Prospective Seller at any time when a prospectus relating to Shares covered by the Registration Statement is effective, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Corporation shall use its reasonable efforts promptly to amend or supplement the Registration Statement to correct any such untrue statement or omission; and

            (xi) notify each Prospective Seller of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Corporation will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

            (b) Obligations of the Prospective Sellers. In connection with the registration of Shares held by a Prospective Seller, the Prospective Seller shall:

                  (i) furnish to the Corporation all information the Corporation may reasonably require from the Prospective Seller for inclusion in the Registration Statement (and the prospectus included in the Registration Statement); and

                  (ii) upon notification by the Corporation of a state of facts described in Section 4(a)(x) or of a stop order referenced in Section 4(a)(xi), cease making sales of Shares unless and until the Corporation shall notify the Prospective Seller that the state of facts has been corrected and/or the stop order has been lifted.

      5. Expenses of Registration. All expenses incurred in effecting any registration under this Agreement, including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Corporation, fees and disbursements of counsel for the Prospective Sellers (but not more than one counsel representing all of the Stockholders who are Prospective Sellers), and expenses of any audits incidental to or required by any registration ("Registration Expenses") shall be borne by the Corporation; provided, that all underwriting discounts or brokerage fees or commissions relating to the sale of the securities included in the registration shall be separately borne by the sellers of the securities.

      6. Indemnification

            (a) Indemnity. In the event of any registration of any of its securities under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless each


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Prospective Seller, each underwriter (as defined in the Securities Act) and each controlling person (within the meaning of the Securities Act), if any, of any Prospective Seller or underwriter (collectively, "Indemnified Parties" or an "Indemnified Party"), against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which the Indemnified Parties may be subject under the Securities Act or any other statute or at common law, insofar as the losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in any Registration Statement under which the securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any summary prospectus issued in connection with any securities being registered, or any amendment or supplement thereto, or any other document used to sell the securities, or (ii) any omission (or alleged omission) to state in any Registration Statement under which the securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any summary prospectus issued in connection with any securities being registered, or any amendment or supplement thereto, or any other document or any other document used to sell the securities, a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation of the Securities Act or any Blue Sky law, or any rule or regulation promulgated under the Securities Act or any Blue Sky law, or any other law, in connection with any registration, qualification or compliance, and shall reimburse the Indemnified Parties for any legal or other expenses incurred by the Indemnified Parties in connection with investigating or defending any loss, claim, damage, liability or action described above;
provided, however, that the Corporation shall not be liable to any Indemnified Party (i) to the extent that any loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in the Registration Statement, preliminary prospectus, summary prospectus, prospectus, or amendment or supplement thereto, or any other document used to sell the securities, in reliance upon and in conformity with information furnished to the Corporation by that Indemnified Party, or party controlling or controlled by that Indemnified Party within the meaning of the Securities Act specifically for use in the registration, or (ii) to the extent that any such loss, claim, damage, or liability does not arise out of or is not based upon any untrue statement or omission made in such Registration Statement, if any Indemnified Person who participates as an underwriter in the offering, or who controls an underwriter in the offering, failed to give or send a final prospectus at or prior to written confirmation of sale. The indemnity provided for in this Section 6(a) shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party and shall survive transfer of the securities by the Indemnified Party.

            (b) Prospective Sellers. In the event of any registration of any of the Corporation's securities under the Securities Act in which a Prospective Seller participates pursuant to this Agreement, each participating Prospective Seller agrees to indemnify and hold harmless the Corporation, its directors, each underwriter (as defined in the Securities Act) and each controlling person (within the meaning of the Securities Act) of the Corporation or underwriter, if any, against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which the Corporation, director, underwriter or controlling person may be subject under the Securities Act, under any other statute or at common law, insofar as the losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement (or alleged untrue statement) of any material fact contained in any Registration Statement under which the securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained


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in the Registration Statement, or any summary prospectus issued in connection with any securities being registered, or any amendment or supplement thereto, or any other document used to sell the securities, or any omission (or alleged omission) to state in the Registration Statement, any preliminary prospectus or final prospectus contained in the Registration Statement, or any summary prospectus issued in connection with any securities being registered, or any amendment or supplement thereto, or any other document or any other document used to sell the securities, a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Corporation, its directors, each underwriter, and each controlling person, for any legal or other expenses reasonably incurred by these persons in connection with investigating or defending any loss, claim, damage, liability or action; in each case, to the extent, and only to the extent, that the untrue statement or omission is contained in any information or affidavit furnished in writing to the Corporation by the Prospective Seller specifically for use in the registration. The indemnity provided for in this Section 6(b) shall survive transfer of the securities by the Prospective Seller.

            (c) Contribution. If the indemnification provided for in Section 6(a) or (b) is unavailable to an indemnified party in accordance with its terms in respect of any losses, claims, damages or liabilities referred to in Section 6(a) or (b), then the indemnitor in lieu of indemnifying the indemnified party under Section 6(a) or (b) shall contribute to the amount paid or payable by the indemnified party as a result of the losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnitor on the one hand and of the indemnified parties on the other in connection with the statements or omissions which resulted in the losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnitor and of the indemnified parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnitor, or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the statement or omission.

                  The Corporation and the other parties to this Agreement agree that it would not be just and equitable if contribution pursuant to this Section 6(c) were determined by a mechanical pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by any indemnified party as a result of the losses, claims, damages and liabilities or actions in respect thereof referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by the indemnified party in connection with investigating or defending the action or claim. Notwithstanding the provisions of this Section 6(c), no holder of Registrable Stock, no underwriter of Registrable Stock, and no controlling party of any of them, shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Stock was sold exceeds the amount of any damages which the Person has otherwise been required to pay and has actually paid by reason of the untrue or alleged untrue statement or omission or alleged omission. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of the fraudulent misrepresentation.

            (d) Procedures. Promptly after receipt by any Indemnified Party of a complaint, claim or other written notice of any loss, claim, damage, liability or action arising rise to a claim for


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indemnification under this Section 6, the party claiming indemnification under this Section 6 shall notify the indemnifying party of the complaint, notice, claim or action, and the indemnifying party shall have the right to investigate and defend the loss, claim, damage, liability or action; provided, that the failure of the Indemnified Party to promptly notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to the Indemnified Party otherwise than under Section 6, or under Section 6 to the extent that the indemnifying party has not been materially prejudiced as a proximate result of the failure to provide notice. The Indemnified Party shall have the right to employ separate counsel in the action and to participate in the defense of the action, but the fees and expenses of the counsel shall not be at the expense of the indemnifying party. If the defendants in any action shall include more that one Indemnified Party, and any of these Indemnified Parties shall reasonably conclude that counsel selected by the Corporation has a conflict of interest which under the Rules of Professional Conduct of the Florida State Bar Association (or other body regulating the practice of law in the State of Florida) would prohibit the representation because of the availability of different or additional defenses to any of the Indemnified Parties, the Indemnified Party shall have the right to select separate counsel reasonably acceptable to the Corporation to participate in the defense of the claim on its behalf at the expense of the indemnifying party who would otherwise be liable for the losses under this Section 6, it being understood, however, that the indemnifying party shall not, in connection with any one action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties; provided, however, that if the parties shall not agree that a conflict of interest between the Indemnified Parties exists, then the parties shall submit the issue to the State Bar Association of Florida to determine whether a conflict of interest exists, and the determination of the State Bar Association of Florida shall be binding on the parties. The Indemnified Parties shall cooperate fully in the defense of any claim under this Section 6 and each Indemnified Party shall make available to the Corporation pertinent information under the Indemnified Party's control relating to the claim. In no event shall the indemnifying party be obligated to indemnify any party for any settlement of any claim or action effected without the indemnifying party's consent.

      7. Rights Which May Be Granted to Other Persons. The Corporation shall not grant any Person registration rights with priority as to registration or sale to underwriters which are greater than or pari passu to the registration rights granted to the Stockholders in this Agreement; provided that the Company may grant registration rights to the Existing Stockholders, or any of them, with respect to the shares of Common Stock owned by them on the date of this Agreement, which are pari passu to the registration rights granted to the Stockholders in this Agreement.

      8. Rule 144 Requirements. At all times after the close of business on the earliest of the date (a) a Registration Statement filed by the Corporation under the Securities Act becomes effective, (b) the Corporation registers a class of securities under Section 12 of the Securities Exchange Act of 1934, as amended, or (c) the Corporation issues an offering circular meeting the requirements of Regulation A under the Securities Act, the Corporation shall undertake to make publicly available, and available to the Stockholders, the information that is necessary to enable the Stockholders to make sales of Registrable Stock pursuant to Rule 144 of the Commission under the Securities Act. The Corporation shall from time to time furnish to each of the Stockholders, upon request, a written


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statement executed by the Corporation as to the steps it has taken to comply with the current public information requirements of Rule 144.

      9. Hold-Back Agreements.

            (a) By Michael Burns. Michael Burns, a Stockholder, agrees not to effect any public sale or distribution of Securities, or securities convertible into or exchangeable or exercisable for Securities, during the seven days prior to and the period of 180 days. or a longer period (which shall not, in any event, exceed 270 days) as may be requested by the underwriters, beginning on the effective date of any Securities Registration which includes a firmly underwritten offering, except, in each case, as part of the underwritten offering.

            (b) By Corporation and Other Stockholders. The Corporation agrees
(i) not to effect the public sale or distribution of Securities, or of any securities convertible into or exchangeable or exercisable for any Securities, during the seven days prior to and the period of 180 days, or a longer period (which shall not, in any event, exceed 270 days) as may be requested by the underwriters, beginning on the effective date of any Securities Registration which includes a firmly underwritten offering, and (ii) to use its best efforts to cause each holder of Securities, or of any securities convertible into or exchangeable or exercisable for Securities purchased from the Corporation at any time on or after the date of this Agreement (other than in a registered public offering) and who is an officer or director of the Corporation, or owns more than 5% of any class of its then outstanding Securities, to agree not to effect any public sale or distribution of any Securities during this period, except as part of the underwritten offering.

      10. Miscellaneous.

            (a) Notices. All notices, demands or other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person, or by United States mail, certified or registered, return receipt requested or otherwise actually delivered:

            (i) if to any of the Stockholders, at the address set forth for the Stockholder on the Corporation's records; and

            (ii) if to the Corporation, at the address of the Corporation as set forth in the Contribution Agreement, marked for attention as therein indicated;

or such other address as may have been furnished by the Person in writing to the other parties. Any notice, demand or other communication shall be deemed to have been given on the date actually delivered or as of the date mailed, as the case may be.

            (b) Severability and Governing Law. Should any Section or any part of a Section within this Agreement be rendered void, invalid or unenforceable by any court of law for any reason, the invalidity or unenforceability shall not void or render invalid or unenforceable any other Section or part of a Section in this Agreement. This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts made and to be performed entirely within the State of California, without regard to principles of conflicts of law.


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            (c) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

            (d) No Adverse Construction. The rule that a contract is to be construed against the party drafting the contract is hereby waived, and shall have no applicability in construing this Agreement or the terms of this Agreement.

            (e) Captions and Section Headings. Section titles or captions contained in this Agreement are inserted as a matter of convenience and for reference purposes only, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

            (f) Amendments and Waivers. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all the parties to this Agreement or, in the case of a waiver, by the party or parties, as the case may be, waiving compliance. No delay on the part of any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege under this Agreement, nor any single or partial exercise of any right, power or privilege under this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this Agreement.

            (g) Costs and Attorneys' Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement, the prevailing party shall be entitled to recover all of the prevailing party's costs and reasonable attorneys' fees incurred in each and every such action, suit, or other proceedings, including any and all appeals or petitions therefrom.

            (h) Successors and Assigns. Except as otherwise provided in this Agreement, all rights, covenants and agreements of the parties contained in this Agreement shall be binding upon and inure to the benefit of their respective successors and permitted assigns.

            (i) Specific Performance. The parties hereto agree that the securities of the Corporation cannot be purchased or sold in the open market and that, for these reasons, among others, the parties will be irreparably damaged in the event that this Agreement is not specifically enforceable. Accordingly, in the event of any controversy concerning the securities which are the subject of this Agreement, or any right or obligation to register the securities, such right or obligation shall be enforceable in a court of equity by specific performance. The rights granted in this Section 10(i) shall be cumulative and not exclusive, and shall be in addition to any and all other rights which the parties to this Agreement may have under this Agreement, at law or in equity.

             (j) Entire Agreement. This Agreement, the Contribution Agreement, and the other agreements delivered in connection with the Contribution Agreement, collectively contain the entire understanding of the parties, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter of this Agreement unless expressly referred to in this Agreement.

            (k) Agreement to Perform Required Acts. Each party to this Agreement agrees to perform any further acts and to execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement, that may be required to secure performance of any party's duties under this Agreement or that may be required to assure the legal and binding effect of the provisions of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        DYNACS ENGINEERING COMPANY, INC.,
                                        a Florida Corporation

                                        By: /s/ Ramendra P. Singh
                                           -------------------------------------
                                           Dr. Ramendra P. Singh
                                        Its: President


                                        STOCKHOLDERS:

                                        ________________________________________
                                        Michael Burns

                                        ________________________________________
                                        William Dallas

                                        ________________________________________
                                        Jon Feltheimer


                                        OFFENSE GROUP ASSOCIATES, LP

                                        By: Kaim NT, LP
                                        Its: General Partner

                                        By:_____________________________________

                                        Its:____________________________________

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        DYNACS ENGINEERING COMPANY, INC.,
                                        a Florida Corporation

                                        By:_____________________________________
                                           Dr. Ramendra P. Singh
                                        Its: President


                                        STOCKHOLDERS:

                                        /s/ Michael Burns
                                        ----------------------------------------
                                        Michael Burns

                                        ________________________________________
                                        William Dallas

                                        ________________________________________
                                        Jon Feltheimer


                                        OFFENSE GROUP ASSOCIATES, LP

                                        By: Kaim NT, LP
                                        Its: General Partner

                                        By:_____________________________________

                                        Its:____________________________________

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        DYNACS ENGINEERING COMPANY, INC.,
                                        a Florida Corporation

                                        By:_____________________________________
                                           Dr. Ramendra P. Singh
                                        Its: President


                                        STOCKHOLDERS:

                                        ________________________________________
                                        Michael Burns

                                        /s/ William Dallas
                                        ----------------------------------------
                                        William Dallas

                                        ________________________________________
                                        Jon Feltheimer


                                        OFFENSE GROUP ASSOCIATES, LP

                                        By: Kaim NT, LP
                                        Its: General Partner

                                        By:_____________________________________

                                        Its:____________________________________

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        DYNACS ENGINEERING COMPANY, INC.,
                                        a Florida Corporation

                                        By:_____________________________________
                                           Dr. Ramendra P. Singh
                                        Its: President


                                        STOCKHOLDERS:

                                        ________________________________________
                                        Michael Burns

                                        ________________________________________
                                        William Dallas

                                        /s/ Jon Felthiemer
                                        ----------------------------------------
                                        Jon Feltheimer


                                        OFFENSE GROUP ASSOCIATES, LP

                                        By: Kaim NT, LP
                                        Its: General Partner

                                        By:_____________________________________

                                        Its:____________________________________

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        DYNACS ENGINEERING COMPANY, INC.,
                                        a Florida Corporation

                                        By:_____________________________________
                                           Dr. Ramendra P. Singh
                                        Its: President


                                        STOCKHOLDERS:

                                        ________________________________________
                                        Michael Burns

                                        ________________________________________
                                        William Dallas

                                        /s/ Jon Felthiemer
                                        ----------------------------------------
                                        Jon Feltheimer


                                        OFFENSE GROUP ASSOCIATES, LP

                                        By: Kaim NT, LP
                                        Its: General Partner

                                        By: /s/
                                           -------------------------------------

                                        Its:____________________________________


                                       13